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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    May 29, 2001



                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                         001-14879                 94-0310961
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              1840 Gateway Drive, San Mateo, California       94404
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        (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code   (650) 312-7200

                                      N/A
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 5.  Other Events

     In a press release dated May 29, 2001, Bay View Capital Corporation announced the appointment of John W. Rose as chief financial officer succeeding Mark Lefanowicz.

     Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the press release dated May 29, 2001 of Bay View Capital Corporation

Item 7.  Financial Statements and Exhibits

     Exhibit

             99.1 Press release issued by Bay View Capital Corporation on May 29, 2001.
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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BAY VIEW CAPITAL CORPORATION
                                ----------------------------
                                Registrant



DATE:  May 29, 2001         BY: /s/   Carolyn Williams-Goldman
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                                Carolyn Williams-Goldman
                                Executive Vice President, Chief Administration Officer, General Counsel and Secretary